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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 12, 2002
                                                         -----------------

                          Del Global Technologies Corp.
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             (Exact name of registrant as specified in its charter)

         New York                       0-3319                  13-1784308
         --------                       ------              -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

One Commerce Park, Valhalla, NY                               10595
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(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: (914) 686-3600
                                                            --------------


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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events


         On November 13, 2002 the Registrant announced the resignation of Roger
         J. Winston, Chairman of its Board of Directors and fixed the number of directors constituting its Board at four. The Registrant's Board of Directors is currently comprised of three directors, Samuel E. Park, James Tiernan and David Michael and one vacancy. In connection with Mr. Winston's resignation, the Registrant and Mr. Winston entered into a Separation Agreement and General Release of Claims providing for, among other things, the immediate vesting of an aggregate of 26,875 non-qualified stock options, indemnification of Mr. Winston by the Registrant, advancement of legal fees related thereto and mutual releases by the parties.

         Mr. Winston has been instrumental in assisting Del's new management team in addressing the numerous financial, legal and operating issues it inherited from prior management. The progress that Del has made in curing several of these issues is a testament to his support and commitment during this period of correction.

         A copy of the Registrant's press release related to this event is filed as an exhibit to this Form 8-K.




Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

                  Not Applicable.

         (b)      Pro forma Financial Statements

                  Not Applicable.

         (c)      Exhibits

                  99.01    Press Release dated November 13, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DEL GLOBAL TECHNOLOGIES CORP.


Dated:  November 13, 2002            By: /s/ Samuel E. Park
                                         -------------------------------------
                                         Samuel E. Park
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX



         Exhibit No.        Description
         -----------        -----------

            99.01           Press Release dated November 13, 2002.




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